EXHIBIT 10.21

                        SETTLEMENT AGREEMENT AND RELEASE


         THIS SETTLEMENT AGREEMENT AND RELEASE ("Agreement") is made by and between Columbia Laboratories, Inc., Columbia Laboratories (Bermuda) Ltd. ("Columbia"), on the one hand, and Lake Consumer Products, Inc., f/k/a Lake Pharmaceutical, Inc. ("Lake"), on the other. (The aforementioned parties may hereinafter be collectively referred to as the "Settling Parties").

                                   WITNESSETH:

         WHEREAS, Columbia and Lake had a business relationship ("Relationship") regarding a spermicidal gel product of Columbia ("Product").

         WHEREAS, Columbia and Lake entered into a License and Distribution Agreement effective as of July 1, 1994 regarding Columbia's spermicidal gel product ("Columbia/Lake Agreement").

         WHEREAS, a dispute arose between Columbia and Lake with respect to the Columbia/Lake Agreement and Relationship, ("Dispute") leading to claims by Columbia and Lake in actions captioned COLUMBIA LABORATORIES, INC. AND COLUMBIA LABORATORIES (BERMUDA) LTD V. LAKE PHARMACEUTICAL, INC., United States District Court for the Southern District of Florida Case No. 97-3378-CIV-Gold ("Florida Action") and LAKE CONSUMER PRODUCTS, INC. V. COLUMBIA LABORATORIES, INC., United States District Court for the Northern District of Illinois Case No. 97 C 7951, transferred to the United States District Court for the Southern District of Florida under case no. 98-1091-CIV-Graham ("Illinois Action") (the Florida Action and the Illinois Action may collectively be referred to as the "Actions").

         WHEREAS, the Settling Parties desire to settle and resolve all issues related to the Product, the Relationship, the Columbia/Lake Agreement, the Dispute and the Actions, as set forth below;

         NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Settling Parties hereby agree as follows:


                        I. LAKE RELEASE AND UNDERTAKINGS

         1. In consideration of Columbia's promises, covenants, payments, representations, and warranties under this Agreement, Lake, its officers, directors and employees and its assigns and all persons claiming by, through, for or under it or on its behalf, and each of them, jointly and severally hereby fully, unconditionally, and forever release Columbia, and its respective present and past subsidiaries, parents, and other affiliated or related entities, and their respective predecessors, successors, assigns, officers, directors, agents, shareholders, employees, insurers, counsel and representatives, and each of them, of, from and against any and all claims, debts, demands, liabilities, fees, costs, expenses, damages and/or causes of action whatsoever, whether known or unknown, whether past, present, or future, accrued or unaccrued, that arise from or relate to the Relationship, including but not limited to (a) claims that arise from or relate to the Product, the Columbia/Lake Agreement, or the Dispute, and (b) claims that were or could have been raised in the Actions. This specifically includes, but is not limited to, a release as to all issues relating to the Product, its current uses and claims and any of the Product's actual or potential future uses and claims, including without limitation STD-related uses or claims, as well as any and all causes of action, debts, demands, liabilities, fees, costs, expenses, damages and/or defenses whatsoever sounding in fraud.

         2. In further consideration of Columbia's promises, covenants, payments, representations, and warranties under this Agreement, Lake shall, upon
(a) the Columbia Stock Issuance, and (b) payment of the first installment of the Columbia Payment, agree to the entry of a stipulation dismissing with prejudice its claims against Columbia in any of the Actions that are pending.

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         3. In further consideration of Columbia's promises, covenants, payments, representations, and warranties under this Agreement, Lake shall, upon
(a) the Columbia Stock Issuance, and (b) payment of the first installment of the Columbia Payment, agree to the termination and buy-out of the Columbia/Lake Agreement as set forth in Article III of this Agreement.

         II. COLUMBIA PAYMENT, STOCK ISSUANCE, RELEASE, AND UNDERTAKINGS

         1. In consideration of Lake's promises, covenants, representations, and warranties under this Agreement, Columbia will pay to Lake the sum of One Million Two Hundred Thousand Dollars ($1,200,000) as follows: (i) Six Hundred Thousand Dollars ( $600,000 ) in cash in five (5) consecutive monthly installments, the first installment to be paid by check in the sum of Two Hundred Thousand Dollars ($200,000) within three (3) business days of the execution of this Agreement and then One Hundred Thousand Dollars ($100,000) per month by check on the monthly anniversary of the first payment for the following four (4) consecutive months ("Columbia Payment"); and (ii) Six Hundred Thousand Dollars in the form of the common capital stock of Columbia Laboratories, Inc., valued at $11 1/8th, the February 25,2000 closing price as published in the February 26, 2000 New York Times, to be delivered to Lake within three (3) business days of the execution of this Agreement ("Columbia Stock Issuance"). After the Columbia Stock Issuance, Columbia will, at Columbia's cost, within ninety (90) days of the execution date of this Agreement, be required to file a registration statement with the Securities and Exchange Commission on a form suitable for resale of the common capital stock to be issued to Lake, and Columbia shall use its commercially reasonable best efforts to cause such registration statement to become effective, and to maintain the effectiveness of the registration statement for not less than 180 days, and shall supply Lake with sufficient copies of the related prospectus so as to permit Lake to satisfy its prospectus delivery requirements in connection with resale of the stock.

         2. In further consideration of Lake's promises, covenants, representations, and warranties under this Agreement, Columbia, its officers, directors and employees and its assigns and all persons claiming by, through, for or under it or on its behalf, and each of them, jointly and severally hereby fully, unconditionally, and forever release Lake, and its respective present and past subsidiaries, parents, and other affiliated or related entities, and their respective predecessors, successors, assigns, officers, directors, agents, shareholders, employees, insurers, counsel and representatives, and each of them, of, from and against any and all claims, debts, demands, liabilities, fees, costs, expenses, damages and/or causes of action whatsoever, whether known or unknown, whether past, present, or future, accrued or unaccrued, that arise from or relate to the Relationship, including but not limited to (a) claims that arise from or relate to the Product, the Columbia/Lake Agreement, or the Dispute, and (b) claims that were or could have been raised in the Actions. This specifically includes, but is not limited to, a release as to all issues relating to the Product, its current uses and claims and any of the Product's actual or potential future uses and claims, including without limitation STD-related uses or claims, as well as any and all causes of action, debts, demands, liabilities, fees, costs, expenses, damages and/or defenses whatsoever sounding in fraud.

         3. In further consideration of Lake's promises, covenants, representations, and warranties under this Agreement, Columbia shall agree to the entry of a stipulation dismissing with prejudice its claims against Lake in any of the Actions that are pending.

         4. In further consideration of Lake's promises, covenants, representations, and warranties under this Agreement, Columbia shall agree to the termination and buy-out of the Columbia/Lake Agreement as set forth in
Article III of this Agreement.


                     III. AGREEMENT BUY-OUT AND TERMINATION

         The Settling Parties agree that the Columbia/Lake Agreement is hereby bought out and thereby terminated, with full legal force and effect, and accordingly neither of the Settling Parties has any future rights or responsibilities under the Columbia/Lake Agreement.

                       IV. WARRANTIES AND REPRESENTATIONS

         1. Each of the Settling Parties represents and warrants to the another that it has never assigned to anyone any (or any portion) of the claims, debts, demands, liabilities, expenses, damages, fees, costs and causes of action


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which are the subject of this Agreement, and shall indemnify the other for any claim made by reason of such assignment.

         2. Each of the Settling Parties represents and warrants to the other that it has sought and received the advice of its respective attorneys prior to entering into this Agreement and hereby acknowledges that it has read in full this Agreement, agrees to each and every term and condition set forth herein, and voluntarily agrees to be bound by same. Each of the Settling Parties also represents and warrants that it has not relied upon any representation or lack thereof by the other Party in reaching its decision to enter into this Agreement except for those representations and warranties listed in Section IV herein. In addition, Lake expressly acknowledges the possibility that the Product may, at some point in the future, immediate or otherwise, acquire additional claims, including but not limited to STD-related claims, and expressly acknowledges that it is not relying on any representations, or lack thereof, by Columbia in that regard in entering into this Agreement. Lake also expressly acknowledges that it is not relying upon any representations by Columbia, or lack thereof, as to the value or future value of the stock that it is receiving pursuant to Section II. Lake also expressly acknowledges that it is not relying upon any disclosure by Columbia or lack thereof in discovery in the Actions.

         3. Each of the Settling Parties represents that the terms and conditions of this Agreement shall be kept confidential and will not be revealed to any other person or entity, except upon order of Court or upon required disclosure by the Settling Parties as provided by law or regulation, and except as may be required in the ordinary course of business. Should Columbia choose to seek an order sealing the files which relate in whole or in part to this Agreement, Lake will not object.

                           V. PRODUCT LIABILITY CLAIMS

         The parties to this Settlement Agreement and Release are not releasing each other for indemnification or contribution claims arising out of third party consumer product liability or third party consumer tort claims concerning the Product.

                                VI. MISCELLANEOUS

         It is understood and acknowledged by the Settling Parties that:

         1. The terms herein do not constitute an admission of liability on the part of the Settling Parties;

         2. if any provision of this Agreement shall be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective, provided that such remaining provisions do not increase the obligations or liabilities of the Settling Parties;

         3. the Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument;

         4. the Agreement is the entire agreement among the Settling Parties, supersedes and replaces any prior oral or written communications, representations, or understandings concerning the terms of this Agreement, may be modified only by an instrument in writing executed by the parties hereto, and is effective as of the date of execution set forth below;

         5. the Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, and predecessors of the Settling Parties;

         6. except as otherwise provided herein, the representations, warranties, covenants and agreements set forth in the Agreement will survive the execution, delivery, and performance hereof;

         7. the headings contained in the Agreement are inserted for convenience only and shall not affect the meaning or construction of any of the terms in the Agreement;

         8. in any action brought to enforce the terms of this Agreement, the prevailing party in such action shall be entitled to recover from the other party all reasonable costs thereof, including reasonable attorneys' fees and costs;

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         9. the parties agree that the United States District Court for the
Southern District of Florida shall retain exclusive jurisdiction of the parties for purposes of interpretation and enforcement of this Agreement; and

         10. this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida, without regard to principles governing choice of law.

    IN WITNESS WHEREOF, the Settling Parties have caused this Agreement to be duly executed by its authorized officer on the date set forth below.

                                    Lake Consumer Products, Inc.


_________________                   By:  /s/ Gary J. Burns
                                         -----------------

                                         Its:  President
STATE OF ILLINOIS
                      SS:
COUNTY OF LAKE

                  I HEREBY CERTIFY that on this date before an officer duly authorized in this State and County to take acknowledgments, personally appeared Gary J. Burns, as (Title) President, on behalf of Lake Consumer Products, Inc. f/k/a Lake Pharmaceutical, Inc. who acknowledged executing this Settlement Agreement and Release freely and voluntarily, and is personally known to me or produced the following as identification:

                  WITNESS my hand and official seal in the County and State referenced above this 16th day of March, 2000.

                                                     /s/ Susan M. Kellogg
                                                     --------------------
                                                     Notary Public

                                                     Notary Stamp:

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                                    Columbia Laboratories (Bermuda) Ltd.

_________________                   By:  /s/James J. Apostolakis
                                         ---------------------------------------
                                             Its:  President



STATE OF NEW YORK
                          SS:
COUNTY OF NEW YORK


                  I HEREBY CERTIFY that on this date before an officer duly authorized in this State and County to take acknowledgments, personally appeared James J. Apostolakis, as (Title) President, on behalf of Columbia Laboratories (Bermuda), Ltd. who acknowledged executing this Settlement Agreement and Release freely and voluntarily, and is personally known to me or produced the following as identification:

                  WITNESS my hand and official seal in the County and State referenced above this 16th day of March, 2000.



                                                     /s/Kenneth M. Swisstack
                                                     -----------------------
                                                     Notary Public

                                                     Notary Stamp:

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                                    Columbia Laboratories, Inc.

_________________                   By:  /s/James J. Apostolakis
                                         -----------------------
                                             Its:  President


STATE OF NEW YORK
                                    SS:
COUNTY OF NEW YORK


                  I HEREBY CERTIFY that on this date before an officer duly authorized in this State and County to take acknowledgments, personally appeared James J. Apostolakis, as (Title) President, on behalf of Columbia Laboratories, Inc. who acknowledged executing this Settlement Agreement and Release freely and voluntarily, and is personally known to me or produced the following as identification:
                  WITNESS my hand and official seal in the County and State referenced above this 16th day of March, 2000.




                                                     /s/Kenneth M. Swisstack
                                                     -----------------------
                                                     Notary Public

                                                     Notary Stamp:



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